SUB-ITEM 77C

The shareholders of MFS Lifetime Retirement Income Fund,
MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund (each a Fund), each a series of MFS Series Trust XII, held a special meeting of shareholders of each Fund on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1:       To approve an amendment to the current Master Distribution
 Plan adopted pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

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MFS Lifetime Retirement        Number of Dollars       % of Outstanding
% of Dollars Voted
Income Fund                                            Dollars
------------------------------ ----------------------- ----------------------
- -------------------
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Affirmative                             $1,141,770.77       56.501%
  100.000%
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Against                                         $0.00                  0.000%
            0.000%
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Abstain                                         $0.00
 0.000%
 0.000%
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TOTAL
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MFS Lifetime 2010 Fund         Number of Dollars       % of Outstanding
 % of Dollars Voted
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 -------------------
------------------------------ ----------------------- -----------------------
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Affirmative                               $786,415.83                 68.306%
           99.167%
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-------------------
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Against                                     $4,214.29                  0.366%
            0.532%
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 -------------------
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Abstain                                     $2,387.68                  0.207%
             0.301%
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TOTAL
           100.000%
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MFS Lifetime 2020 Fund         Number of Dollars       % of Outstanding
% of Dollars Voted
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-------------------
------------------------------ ----------------------- -----------------------
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Affirmative                             $4,176,591.66                 67.543%
            99.869%
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-------------------
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Against                                         $0.00                  0.000%
            0.000%
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-------------------
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Abstain                                     $5,498.40                  0.089%
             0.131%
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TOTAL                                                                  00.000%
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MFS Lifetime 2030 Fund         Number of Dollars       % of Outstanding
% of Dollars Voted
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-------------------
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Affirmative                             $1,730,955.88                 58.244%
           99.634%
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Against                                         $0.00                  0.000%
            0.000%
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Abstain                                     $6,364.68                  0.214%
             0.366
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TOTAL                                                                      8%
          100.000%
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MFS Lifetime 2040 Fund         Number of Dollars       % of Outstanding
 % of Dollars Voted
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 -------------------
------------------------------ ----------------------- -----------------------
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Affirmative                               $954,282.15                 68.164%
           99.202%
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Against                                         $0.00                  0.000%
             0.000%
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Abstain                                     $7,676.24                  0.549%
            0.798%
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TOTAL                                                                 68.713%
          100.000%
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